UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22417

Destra Investment Trust

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Granahan Small Cap Advantage Fund

Annual Report

September 30, 2023

Destra Investment Trust
Shareholder Letter

Dear Shareholders,

We are pleased to present you with your 2023 Annual Report (the “Report”) for the Destra Investment Trust, an open-end investment company with two funds, the Destra Flaherty & Crumrine Preferred and Income Fund (the “Preferred Fund”) and the Destra Granahan Small Cap Advantage Fund (the “Small Cap Fund”). This Report covers the period between October 1, 2022, and September 30, 2023 (the “Fiscal Year”).

During the Fiscal Year, there were innumerable macro events and crises: the war in Ukraine, continued central bank interest rate hikes, a U.S. banking crisis, a looming government shutdown, industry union labor strikes, rising geopolitical tensions, and now, as we write this letter, heightened conflict and war in the Middle East. Our thoughts and prayers go out to all the innocent lives lost and impacted at this time.

Despite these market pressures during the Fiscal Year, the stock market, as represented by the S&P 500 Index, finished the Fiscal Year with a return of +21.62%, and global equities, as represented by the MSCI All Country World Index, were positive as well, returning +21.41% over the same period. This was a near complete reversal of the negative equity bear market environment experienced in the prior fiscal year period (October 1, 2021 – September 30, 2022).

At the beginning of the Fiscal Year, the 2022 equity bear market hit bottom in early October 2022. The stock market then staged a strong rally with the S&P 500 Index finishing the month up over +8.10%. The strong performance in October 2022 failed to continue, as the market stalled out for the remainder of calendar year 2022, finishing the first quarter of the Fiscal Year up +7.56%. Stock market performance charged higher in January 2023, before faltering in February and cratering in March during the U.S. banking crisis, which resulted in the collapse of several high-profile regional banks. The U.S. Federal Reserve (“Fed”) was quick to intervene and reinstate confidence in the banking system, driving the market higher through the spring and summer months of 2023, led by the “Magnificent Seven” stocks – Apple, Microsoft, Alphabet (Google), Amazon, Nvidia, Meta Platforms, and Tesla. Ultimately, the S&P 500 Index rounded out the final three quarters of the Fiscal Year, up over +13.07% year-to-date through September 30, 2023, despite “higher for longer” rhetoric and increased volatility in late August and September.

Turning to interest rates and credit markets, Federal Reserve (the “Fed”) rate hiking campaign continued during the Fiscal Year, despite the Federal Funds Rate increasing over 300 basis points from 0.25% to 3.25% in the Fund’s prior fiscal year. Interestingly, 10-Year U.S. Treasury yields reached their relative peak of 4.25% on October 24, 2022, very early in the Fiscal Year, a peak that would not be breached until ten months later in August 2023. The Fed maintained rate hikes through July 2023 to 5.50%, and soon after, market optimism for Fed rate cuts began to dissipate and “higher for longer” rhetoric settled in. As of October 23, 2023, 10-Year US Treasury yields have now crossed over 5% for the first time since 2007.

Bond performance, as represented by the Bloomberg Global Aggregate Bond Index, was up +2.24% during the Fiscal Year. However, long-term bonds, as represented by the Bloomberg Long Term US Treasury Index were down -9.09% during the Fiscal Year, further demonstrating the perils of long-duration securities in rising interest rate environments.

Alternatives performance, as represented by the Wilshire Liquid Alt Multi-Strategy Index, rebounded from the Funds’ prior fiscal year, returning +6.16%. Other alternatives, including commodities, as represented by the Bloomberg Commodity Index; hedge funds as represented by the Morningstar Broad Hedge Fund Index; equity real estate investment trusts (REITs), as represented by the FTSE Nareit All Equity REIT Index; and mortgage REITs as represented by the FTSE Nareit Mortgage REIT Index returned -1.30%, -6.08%, -1.71%, and +19.62%, respectively.

The Preferred Fund returned 1.53% for Class I shares during the Fiscal Year. We believe that Flaherty & Crumrine Incorporated, the Preferred Fund’s Sub-Advisor, is among the most experienced investors in the preferred market and that skill and experience benefited the Preferred Fund through the U.S banking crisis and rising interest rate cycle.

The Small Cap Fund was down -0.50% for Class I shares during the Fiscal Year. Small cap stocks have experienced significant volatility over the last few years, but Granahan Investment Management, Inc.’s, sub-advisor to the Small Cap Fund, nearly 40 year history of investing in the space give us comfort that they can navigate this difficult period and position the portfolio for potential opportunities ahead.

The rest of this Report details holdings, sector and category allocations, financial information and includes a summary of performance and an outlook for what may lie ahead from the respective sub-advisors to the Preferred Fund and the Small Cap Fund. We hope you find their comments insightful amidst this volatile geopolitical and market environment.

Destra Investment Trust
Shareholder Letter (continued)

We appreciate the continued confidence you have placed in Destra and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert Watson, CFP®	Jake Schultz, CFA®
President	Secretary

Destra Investment Trust

Destra Capital Advisors LLC

DFC Preferred Advisors LLC

Risk Disclosure
As of September 30, 2023 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), DFC Preferred Advisors LLC’s (“DFC”), the portfolio managers’ or sub-advisers’ beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, DFC’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in each Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at www.destracapital.com.

Destra Flaherty & Crumrine Preferred and Income Fund
Performance and Graphical Illustrations

September 30, 2023 (unaudited)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2023
Inception Date: April 12, 2011						Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	10 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A at NAV	1.28%	-1.37%	1.45%	4.14%	4.71%	Class C	0.57%	-2.11%	0.69%	3.36%	3.96%
Class A with Load	-3.29%	-2.88%	0.52%	3.66%	4.32%	Class C with CDSC	-0.39%	-2.11%	0.69%	3.36%	3.96%
Class I	1.53%	-1.13%	1.70%	4.44%	5.02%
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	3.17%	-1.16%	2.14%	4.55%	4.94%	ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	3.17%	-1.16%	2.14%	4.55%	5.14%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge (CDSC) of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (“Preferred Benchmark”) tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the U.S. domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Growth of an Assumed $10,000 Investment

Value as of 9/30/23
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Destra Flaherty Preferred and Income Fund - Class A
ICE of BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index
$15,608
$14,996
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
9/30/22
9/30/23

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from September 30, 2013 to September 30, 2023. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited)

Investing Environment

After weak performance throughout most of 2022, the preferred market began to rebound in the waning months of 2022 and into 2023. A turn of the calendar meant the end of tax-loss selling, which turned out to be a meaningful drag on market performance in late 2022 – probably more than investors realized at the time. Modestly favorable economic news in January 2023, including some improvement on inflation, helped push Treasury yields lower and further supported a sentiment change.

While a market recovery was a welcome change from 2022, it did not last long. The regional bank crisis began after Silvergate Capital (“SI”), a cryptocurrency-focused bank, entered voluntary liquidation in early March 2023. Soon thereafter, two banks—Silicon Valley Bank (“SIVB”) and Signature Bank NY (“SBNY”)—entered receivership after investors and depositors became worried about unrealized losses in investment portfolios and deposits at those banks made a quick exit. Credit Suisse (“CS”), a Swiss bank, also failed in mid-March due to deposit flight, causing concerns to spread globally. Another bank, First Republic Bank (“FRC”), was similarly injured in March, but remained in a state of limbo for weeks as potential suitors evaluated a possible investment. FRC ultimately entered receivership in early May 2023, with most assets being sold to JPMorgan Chase in the process. While well-capitalized by regulatory standards, these banks were unable to meet liquidity demands related to deposit outflows—a classic run-on-the-bank—and regulators closed many of these institutions (or in CS’s case, it merged into UBS). Actions by the Federal Reserve (the “Fed”), Federal Home Loan Banks, and the U.S. Treasury to provide liquidity to U.S. banks (backed by securities and loans) helped stabilize other bank balance sheets and sentiment, although it was clear that investor appetite for regional banks had been severely reduced.

The months following the regional bank crisis brought a gradual recovery in overall market sentiment and, especially important for the preferred market, an improving outlook for banks. Bank earnings reports since the crisis have provided an opportunity for banks to demonstrate their strength. The reports were mostly positive and provided evidence that liquidity and deposits continued to stabilize. Given that deposit flight was the proximate cause of bank failures this year, and asset quality issues remain muted, funding stability led to a rebound in bank preferred and contingent capital (“CoCo”) prices during the second half of the fiscal year ended September 30, 2023.

Performance Discussion

During the one-year period ended September 30, 2023 the Fund’s Class A shares had a total return of 1.28% based on Net Asset Value (“NAV”), the Class I shares had a total return of 1.53% on NAV and the Class C shares had a total return of 0.57% on NAV. During this same period, the Fund’s benchmark (ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index — see the description of the Fund’s index on page 6 of the annual report) had a total return of 3.17%.

Two important factors to consider when surveying fund returns - first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective — total return with an emphasis on high current income.

Portfolio Activity

Over the fiscal year ended September 30, 2023, the most significant drag on performance was the Fund’s overweight to two of the failed banks, CS and SBNY. As of February 28, 2023, just prior to the start of the regional bank crisis, the Fund’s exposure to CS was 1.6% compared to 0.0% of the Fund’s benchmark, the ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index (the “Benchmark”) and the Fund’s exposure to SBNY was 0.4% compared to 0.2% of the Benchmark. The CS securities owned by the Fund were CoCo securities, and the Benchmark does not contain any CoCos. However, the Fund did benefit from its lower exposure to two other failed banks, SIVB and FRC. As of February 28, 2023, the Fund’s exposure to SIVB was 0.5% compared to 1.0% of the Benchmark and the Fund’s exposure to FRC was 0.0% compared to 1.0% of the Benchmark. In aggregate, the Fund had modestly greater exposure than the Benchmark to the above-mentioned banks, which was the primary drag on performance over the fiscal year ended September 30, 2023.

While the Fund’s exposure to CS was a significant drag, the Fund’s exposure to other CoCos (26% of the portfolio compared to 0% of the Benchmark as of September 30, 2023) was a significant positive contributor to performance over the fiscal year. In the months since CS’ failure in March 2023, the CoCo market rebounded strongly and outpaced the broader U.S. preferred market. Despite today’s elevated interest rates, nearly all issuers continue to call their CoCos, upholding the implicit promise of call even if uneconomic for the issuer. This is an expectation unique to the CoCo market and not strongly present among U.S. issuers. While many CoCos have reset spreads over 400 basis points (“bps”), even those few with much narrower reset spreads (250 bps and below) have been called. These calls boosted investor confidence, indicating balance sheet strength and a return to business as usual for European bank issuers of CoCos. CoCo valuations generally remain attractive with typical spreads that are wider than those available among U.S. issuers.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited) (continued)

Another significant positive contributor to performance over the fiscal year was the Fund’s overweight to fixed-float/reset preferreds (84% of the Fund’s portfolio compared to 56% of the Benchmark as of September 30, 2023) and underweight to fixed-rate preferreds (11% of the Fund’s portfolio compared to 37% of the Benchmark as of September 30, 2023). Fixed-float/reset preferreds held up much better than their fixed-rate counterparts to rising interest rates over the past fiscal year, due largely to shorter duration for fixed-float/reset preferreds. Perhaps surprising some investors, fixed-rate preferred durations extended dramatically (almost doubling) as interest rates rose beginning in early 2022. The yield curve was much lower back then and most preferreds had a higher call probability in that lower interest rate environment. Fast forward to today, and most fixed-rate preferreds trade at significant discounts to par value, reflecting their below market coupons as well as their low probability of being called while interest rates remain high.

In contrast, duration on fixed-float/reset preferreds have remained shorter and more stable. The resettable coupons on fixed-float/reset preferreds are what really drives their resiliency and attractiveness in a higher interest rate environment. To understand why, let’s take a more empirical view. Fixed-float/reset securities have only two outcomes upon reaching their first call/reset date; the issuer may call them at par value or their coupons reset. Both outcomes are good in today’s environment. Getting called at par is a good outcome since most preferreds trade at a discount to par value and call proceeds can be reinvested into higher coupon securities. A coupon reset is also a good outcome since, in today’s higher interest rate environment, the new rate (typically 3-month SOFR plus a spread of 300-450 bps) is much higher than the initial fixed-rate coupon. Both outcomes are reflected in price resiliency and more attractive spreads for fixed-float/reset preferreds.

Perspective & Outlook

While the recovery in recent months was welcome, markets in general continued to wrestle with uncertainty and have moved forward in fits and starts. Focus has remained on outlooks for inflation, economic growth, and Fed policy. Economic data has been mixed, revealing a modest slowdown in inflation but resilient economic growth that could undermine further progress and supports the Fed’s “higher for longer” narrative. The Fed remains data dependent but is signaling a willingness to continue raising rates if necessary to slow the economy and fight inflation. It is widely understood that data will drive policy decisions, but only time will reveal the economy’s (and the Fed’s) path. The Treasury curve remains inverted, although intermediate and longer-term interest rates have moved materially higher in recent months. These higher rates will once again raise concerns about regional banks with asset-liability mismatches and could pressure preferred and CoCo prices over the near term. Bank earnings and capital remain quite healthy, but it is imperative that funding remains relatively stable across the banking sector.

It is our view that, with growth risks still skewed to the upside over the next several quarters, rates may move a bit higher, but today’s yields may offer an attractive entry point for long-term investors. Money-center banks, both domestic and foreign, came to market to refinance floating-rate (or soon to be floating-rate) securities that have reached or passed their first call dates and reset to much higher coupons. U.S. bank new issue coupons averaged 7.50-7.625%, while CoCo issuance was approximately 100 bps cheaper at 8.50-8.625%. We believe the long-term value of these new deals is attractive, especially when factoring in qualified dividend income for most securities and taxable-equivalent yields of 9.5-11%. As expected, regional banks have not yet returned to the market, even though many have securities outstanding with floating-rate coupons above 8.75%.

We remain constructive on preferreds and CoCos and are encouraged by the levels and participation we see in new issuance, and the expected performance for longer-term investors. We believe that, as inflation slows, interest rates fall, and an economic recovery begins in 2024, credit fears should recede. Credit spreads already anticipate that to some degree, although higher Treasury rates have kept overall yields on preferred securities elevated. While risks remain, we believe that most of the market’s adjustments to tighter monetary policy and higher rates appear to be behind us. Yields on preferred securities are up significantly from a year ago, which we believe can offer attractive returns even without lower interest rates. Despite lingering bank concerns, we believe preferred and CoCo securities offer long-term investors high income, moderate interest rate risk, and good credit quality.

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and, in the aggregate, may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Destra Granahan Small Cap Advantage Fund
Performance and Graphical Illustrations

September 30, 2023 (unaudited)

Destra Granahan Small Cap Advantage Fund’s Average Annual Total Returns as of September 30, 2023
Inception Date: August 8, 2019
Share Class	1 Year	3 Year	Since Inception
Class A at NAV	-0.71%	-5.20%	2.01%
Class A with Load	-5.21%	-6.65%	0.89%
Class I	-0.50%	-4.96%	2.24%
Russell 2000 Growth Index	9.59%	1.09%	3.59%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%.

Growth of an Assumed $10,000 Investment

Value as of 9/30/23
Destra Granahan Small Cap Advantage Fund Class A (reflects 4.50% sales charge)
Russell 2000 Growth Index
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$11,574
$10,374
8/8/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
9/30/22
9/30/23

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from August 8, 2019 (inception date) to September 30, 2023. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited)

Distinguishing Features

Granahan Investment Management (“GIM”) builds the Destra Granahan Small Cap Advantage Fund (the “Fund”) from the bottom-up; sector weightings are secondary to stock selection. As of September 30, 2023, the Fund was overweight in the Technology and Health Care sectors as compared to the Fund’s benchmark, the Russell 2000 Growth Index (the “Benchmark”). For the same period, the Fund was equal weight in the Financials, Industrials, Energy and Telecommunications sectors, and underweight in all other sectors as compared to the Benchmark. The Fund’s portfolio continues to have no exposure to the Consumer Staples sector.

Commentary

Market Environment

It was a difficult year for the Fund’s portfolio. The economy has been battered by surging oil prices and fears that the Federal Reserve’s (the “Fed”) higher-for-longer rates strategy means the possibility of another hike before the end of 2023. Also weighing on investor minds was the potential U.S. government shutdown, which has now temporarily resolved.

There are many concerns creating a wall of worry for stocks to climb: inflation could continue to climb with higher oil prices, China’s economy is stabilizing and creating demand, and an averted government shutdown may only have been temporary. So far, we have had a resilient U.S. consumer, but this consumer now has to deal with higher mortgage rates, student loan paybacks, higher gasoline prices, and the United Auto Workers strike perhaps driving the price of cars higher. The massive spending and subsidies from the U.S. Federal government targeted at upgrading the nation’s roads and bridges, expanding domestic manufacturing of semiconductors, and modernizing the electrical grid could blunt a downturn from the recession that the consensus believes is likely. The big questions today are: 1) will the Fed continue to raise rates; 2) will the Fed lower interest rates next year; and 3) will the Fed conquer inflation without triggering a recession?

Performance

Stock selection drove the Fund’s underperformance in the Consumer Discretionary, Energy, Health Care Financials, Real Estate and Technology sectors. Positive stock selection occurred in the Industrials and Materials sectors. With respect to LifeCycles, Pioneers were the worst performing with Special Situations slightly better. Core Growth companies performed the best of the three.

Top detractors to the strategy during the fiscal year ended September 30, 2023 were Core Growth holdings Silvergate Capital Corp (Financials), Enphase Energy (Energy), Etsy (Consumer), Paycom Software (Technology) and Topgolf Callaway Brands (Consumer).

What strength there was in the portfolio during the fiscal year ended September 30, 2023 came largely from the following Core Growth holdings: Axon Enterprises (Industrials), SPS Commerce (Technology), Hubspot (Technology), Guidewire (Technology) and Pioneer Quanterix (Health Care).

Outlook

Valuation on our portfolio has come down. In many cases, but not all, reported earnings have been better than expected. We believe that it is almost always the case that misses are hurt disproportionately versus the gains that stocks realize when they beat expectations. Response to earnings has been extreme in this regard. There were modest positive moves in stocks with very strong earnings and brutal downward stock moves on misses. We even saw a number of stocks report strong earnings, only to go down in their wake. While there are more headwinds to economic growth broadly, the companies in the Fund’s portfolio are ones we believe can sustain strong secular growth.

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and, in the aggregate, may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Overview of Fund Expenses
As of September 30, 2023 (unaudited)

As a shareholder of the Destra Investment Trust, you incur management fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Destra Flaherty & Crumrine Preferred and Income Fund	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio(1)	Expenses Paid During Period 4/1/23 – 9/30/23(1)
Class I
Actual	$1,000.00	$1,024.60	1.24%	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,018.79	1.24%	6.26
Class A
Actual	1,000.00	978.00	1.49%	7.38
Hypothetical (5% return before expenses)	1,000.00	1,017.53	1.49%	7.53
Class C
Actual	1,000.00	1,009.90	2.24%	11.28
Hypothetical (5% return before expenses)	1,000.00	1,013.77	2.24%	11.30

Destra Granahan Small Cap Advantage Fund	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratio(2)	Expenses Paid During Period 4/1/23 – 9/30/23(2)
Class I
Actual	$1,000.00	$918.50	1.50%	$7.21
Hypothetical (5% return before expenses)	1,000.00	1,017.48	1.50%	7.59
Class A
Actual	1,000.00	876.90	1.75%	8.23
Hypothetical (5% return before expenses)	1,000.00	1,016.22	1.75%	8.85

(1)	Expenses are equal to the Destra Flaherty & Crumrine Preferred and Income Fund’s annualized expense ratios for the period April 1, 2023 through September 30, 2023, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period April 1, 2023 through September 30, 2023, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	PREFERRED SECURITIES – 72.5%
	BANKS – 27.5%
575,000	American AgCredit Corp., 5.250% to 06/15/26 then USD 5 Year Tsy + 4.500%, Series A(1)(2)	BB+(3)	$528,281
2,100,000	Bank of America Corp., 6.125% to 04/27/27 then USD 5 Year Tsy + 3.231%, Series TT(2)	Baa2	2,017,888
1,030,000	Capital One Financial Corp., 3.950% to 09/01/26 then USD 5 Year Tsy + 3.157%, Series M(2)	Baa3	775,697
	Citigroup, Inc.
300,000	4.000% to 12/10/25 then USD 5 Year Tsy + 3.597%, Series W(2)	Ba1	263,070
1,575,000	4.150% to 11/15/26 then USD 5 Year Tsy + 3.000%, Series Y(2)	Ba1	1,262,328
1,125,000	4.700% to 01/30/25 then 3-Month CME Term SOFR + 3.496%, Series V(2)	Ba1	1,018,772
83,199	6.875% to 11/15/23 then 3-Month CME Term SOFR + 4.392%, Series K(2)	Ba1	2,098,279
1,230,000	7.375% to 05/15/28 then USD 5 Year Tsy + 3.209%, Series Z(2)	Ba1	1,196,398
137,754	Citizens Financial Group, Inc., 6.350% to 04/06/24 then 3-Month CME Term SOFR + 3.904%, Series D(2)	Baa3	3,234,464
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month CME Term SOFR + 4.006%, Series H(1)(2)	BBB+(3)	1,155,420
500,000	6.250% to 10/01/26 then 3-Month CME Term SOFR + 4.922%, Series I(1)(2)	BBB+(3)	477,324
250,000	Compeer Financial ACA, 4.875% to 08/15/26 then USD 5 Year Tsy + 4.100%, Series B-1(1)(2)	BB+(3)	226,250
42,300	ConnectOne Bancorp, Inc., 5.250% to 09/01/26 then USD 5 Year Tsy + 4.420%, Series A(2)	NR(4)	719,946
36,000	Dime Community Bancshares, Inc., 5.500%, Series A(2)	NR(4)	558,000
17,822	First Horizon Corp., 6.500%, Series E(2)	Ba2	372,480
	Goldman Sachs Group, Inc.
1,600,000	4.125% to 11/10/26 then USD 5 Year Tsy + 2.949%, Series V(2)	Ba1	1,310,555
925,000	4.400% to 02/10/25 then USD 5 Year Tsy + 2.850%, Series S(2)	Ba1	802,513
2,500,000	4.950% to 02/10/25 then USD 5 Year Tsy + 3.224%, Series R(2)	Ba1	2,321,233
435,000	7.500% to 02/10/29 then USD 5 Year Tsy + 3.156%, Series W(2)	Ba1	431,477
	Huntington Bancshares, Inc.
355,000	4.450% to 10/15/27 then USD 7 Year Tsy + 4.045%, Series G(2)	Baa3	288,045
1,050,000	5.625% to 07/15/30 then USD 10 Year Tsy + 4.945%, Series F(2)	Baa3	929,004
34,400	6.875% to 04/15/28 then USD 5 Year Tsy + 2.704%, Series J(2)	Baa3	808,056
500,000	JPMorgan Chase & Co., 3.650% to 06/01/26 then USD 5 Year Tsy + 2.850%, Series KK(2)	Baa2	437,158
	KeyCorp
3,740,000	5.000% to 09/15/26 then 3-Month CME Term SOFR + 3.868%, Series D(2)	Baa3	2,816,549
24,728	6.125% to 12/15/26 then 3-Month CME Term SOFR + 4.154%, Series E(2)	Baa3	548,962
25,800	6.200% to 12/15/27 then USD 5 Year Tsy + 3.132%, Series H(2)	Baa3	509,292
	M&T Bank Corp.
650,000	3.500% to 09/01/26 then USD 5 Year Tsy + 2.679%, Series I(2)	Baa3	455,794
96,311	5.625% to 12/15/26 then 3-Month CME Term SOFR + 4.282%, Series H(2)	Baa3	2,193,002
700,000	6.450% to 02/15/24 then 3-Month CME Term SOFR + 3.872%, Series E(2)	Baa3	676,500
18,791	Merchants Bancorp, 6.000% to 10/01/24 then 3-Month USD Libor + 4.569%, Series B(2)	Ba3	415,845
137,936	Morgan Stanley, 5.850%, Series K(2)	Baa3	3,204,253
165,623	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A(2)	Ba2	3,724,861

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	PNC Financial Services Group, Inc.
476,000	3.400% to 09/15/26 then USD 5 Year Tsy + 2.595%, Series T(2)	Baa2	$353,263
1,330,000	6.000% to 05/15/27 then USD 5 Year Tsy + 3.000%, Series U(2)	Baa2	1,169,679
610,000	6.200% to 09/15/27 then USD 5 Year Tsy + 3.238%, Series V(2)	Baa2	562,148
1,800,000	6.250% to 03/15/30 then USD 7 Year Tsy + 2.808%, Series W(2)	Baa2	1,547,487
90,500	Regions Financial Corp., 5.700% to 08/15/29 then 3-Month CME Term SOFR + 3.410%, Series C(2)	Baa3	1,773,800
46,000	Synchrony Financial, 5.625%, Series A(2)	BB-(3)	738,760
127,922	Synovus Financial Corp., 5.875% to 07/01/24 then USD 5 Year Tsy + 4.127%, Series E(2)	BB-(3)	2,754,161
32,043	Texas Capital Bancshares, Inc., 5.750%, Series B(2)	Ba2	576,133
1,098,000	Truist Financial Corp., 4.800% to 09/01/24 then USD 5 Year Tsy + 3.003%, Series N(2)	Baa2	935,908
	Valley National Bancorp
30,345	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A(2)	BB-(3)	581,410
2,022	9.230% to 09/30/22 then 3-Month CME Term SOFR + 3.840%, Series B(2)(7)	BB-(3)	45,960
20,300	Washington Federal, Inc., 4.875%, Series A(2)	Ba1	266,336
	Wells Fargo & Co.
825,000	3.900% to 03/15/26 then USD 5 Year Tsy + 3.453%, Series BB(2)	Baa2	721,051
35,364	4.250%, Series DD(2)	Baa2	590,225
750,000	5.875% to 06/15/25 then 9.865%, Series U(2)	Baa2	737,318
267	7.500%, Series L(2)(6)	Baa2	297,705
1,790,000	7.625% to 09/15/28 then USD 5 Year Tsy + 3.606%, Series EE(2)	Baa2	1,808,927
43,200	WesBanco, Inc., 6.750% to 11/15/25 then USD 5 Year Tsy + 6.557%, Series A(2)	NR(4)	1,002,240
12,900	Western Alliance Bancorp, 4.250% to 09/30/26 then USD 5 Year Tsy + 3.452%, Series A(2)	Ba3	211,302
44,000	Wintrust Financial Corp., 6.875% to 07/15/25 then USD 5 Year Tsy + 6.507%, Series E(2)	BB(5)	1,018,600
43,000	Zions Bancorp NA, 9.471% to 06/15/23 then 3-Month CME Term SOFR + 4.062%, Series I(2)(7)	BB+(3)	36,289
			55,506,398
	FINANCIAL SERVICES – 3.1%
450,000	AerCap Global Aviation Trust, 6.500% to 06/15/25 then 3-Month CME Term SOFR + 4.562%, 06/15/45(1)	Baa3	441,539
1,545,000	AerCap Holdings, 5.875% to 10/10/24 then USD 5 Year Tsy + 4.535%, 10/10/79	Ba1	1,504,827
	Ally Financial, Inc.
1,220,000	4.700% to 05/15/26 then USD 5 Year Tsy + 3.868%, Series B(2)	Ba2	839,875
800,000	4.700% to 05/15/28 then USD 7 Year Tsy + 3.481%, Series C(2)	Ba2	502,957
13,400	Carlyle Finance LLC, 4.625%, 05/15/61	BBB(3)	220,028
800,000	Discover Financial Services, 6.125% to 09/23/25 then USD 5 Year Tsy + 5.783%, Series D(2)	Ba1	771,284
	General Motors Financial Co., Inc.
725,000	5.700% to 09/30/30 then USD 5 Year Tsy + 4.997%, Series C(2)	Ba1	622,287
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A(2)	Ba1	452,372
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B(2)	Ba1	513,002
20,000	Stifel Financial Corp., 4.500%, Series D(2)	BB-(3)	329,400
			6,197,571

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	PREFERRED SECURITIES (continued)
	INSURANCE – 19.5%
1,151,000	ACE Capital Trust II, 9.700%, 04/01/30	Baa1	$1,348,879
92,000	American Equity Investment Life Holding Co., 5.950% to 12/01/24 then USD 5 Year Tsy + 4.322%, Series A(2)	BB(3)	2,072,760
1,387,000	American International Group, Inc., 8.175% to 05/15/38 then 3-Month USD Libor + 4.195%, 05/15/58, Series A-6	Baa3	1,531,112
	Aspen Insurance Holdings, Ltd.
25,000	5.625%(2)	Ba1	481,000
18,630	9.593% to 10/01/23 then 3-Month CME Term SOFR + 4.322%(2)(7)	Ba1	476,928
18,003	Assurant, Inc., 5.250%, 01/15/61	Baa3	351,059
	Athene Holding, Ltd.
25,200	4.875%, Series D(2)	Baa3	412,776
88,000	6.350% to 06/30/29 then 3-Month USD Libor + 4.253%, Series A(2)	Baa3	1,905,200
735,000	Axis Specialty Finance LLC, 4.900% to 01/15/30 then USD 5 Year Tsy + 3.186%, 01/15/40	Baa2	593,355
15,000	CNO Financial Group, Inc., 5.125%, 11/25/60	Ba1	232,950
131,885	Delphi Financial Group, Inc., 8.816%, 3-Month CME Term SOFR + 3.452%, 05/15/37(7)	BBB(3)	2,917,956
	Enstar Finance LLC
670,000	5.500% to 01/15/27 then USD 5 Year Tsy + 4.006%, 01/15/42	BBB-(3)	535,093
825,000	5.750% to 09/01/25 then USD 5 Year Tsy + 5.468%, 09/01/40	BBB-(3)	720,242
45,400	Enstar Group, Ltd., 7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D(2)	BBB-(3)	1,130,006
125,000	Equitable Holdings, Inc., 4.950% to 12/15/25 then USD 5 Year Tsy + 4.736%, Series B(2)	Baa3	117,978
196,000	Everest Reinsurance Holdings, Inc., 8.011%, 3-Month CME Term SOFR + 2.647%, 05/15/37(7)	Baa2	176,199
1,370,000	Global Atlantic Fin Co., 4.700% to 10/15/26 then USD 5 Year Tsy + 3.796%, 10/15/51(1)	Baa3	994,106
12,500	Jackson Financial, Inc., 8.000% to 03/30/28 then USD 5 Year Tsy + 3.728%, Series A(2)	Ba1	313,125
875,000	Kuvare U.S. Holdings, Inc., 7.000% to 05/01/26 then USD 5 Year Tsy + 6.541%, 02/17/51, Series A(1)	NR(4)	925,579
	Liberty Mutual Group, Inc.
830,000	4.125% to 12/15/26 then USD 5 Year Tsy + 3.315%, 12/15/51(1)	Baa3	683,708
7,103,000	7.800% to 03/15/37 then 3-Month CME Term SOFR + 3.838%, 03/15/37(1)	Baa3	7,181,218
	Lincoln National Corp.
15,900	9.000%, Series D(2)	Baa3	421,827
400,000	9.250% to 03/01/28 then USD 5 Year Tsy + 5.318%, Series C(2)	Baa3	413,027
	MetLife, Inc.
1,605,000	9.250% to 04/08/38 then 3-Month CME Term SOFR + 5.802%, 04/08/38(1)	Baa2	1,805,328
1,591,000	10.750% to 08/01/39 then 3-Month CME Term SOFR + 7.810%, 08/01/39	Baa2	2,025,698
4,500,000	Provident Financing Trust I, 7.405%, 03/15/38	Ba1	4,463,951
3,610,000	Prudential Financial, Inc., 6.750% to 03/01/33 then USD 5 Year Tsy + 2.848%, 03/01/53	Baa1	3,499,184
	SBL Holdings, Inc.
1,275,000	6.500% to 11/13/26 then USD 5 Year Tsy + 5.620%, Series B(1)(2)	BB(3)	728,135
1,175,000	7.000% to 05/13/25 then USD 5 Year Tsy + 5.580%, Series A(1)(2)	BB(3)	719,915
4,625	Voya Financial, Inc., 5.350% to 09/15/29 then USD 5 Year Tsy + 3.210%, Series B(2)	Ba2	110,815
			39,289,109
	UTILITIES – 9.4%
	Algonquin Power & Utilities Corp.
1,500,000	4.750% to 04/18/27 then USD 5 Year Tsy + 3.249%, 01/18/82, Series 2022-B	BB+(3)	1,224,405
40,895	6.200% to 07/01/24 then 3-Month USD Libor + 4.010%, 07/01/79, Series 2019-A	BB+(3)	1,003,155
1,070,000	American Electric Power Co., Inc., 3.875% to 02/15/27 then USD 5 Year Tsy + 2.675%, 02/15/62	Baa3	876,120

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	PREFERRED SECURITIES (continued)
	UTILITIES (continued)
1,344,000	ComEd Financing III, 6.350%, 03/15/33	Baa2	$1,324,531
725,000	Dominion Energy, Inc., 4.350% to 04/15/27 then USD 5 Year Tsy + 3.195%, Series C(2)	Ba1	629,622
	Edison International
1,775,000	5.000% to 03/15/27 then USD 5 Year Tsy + 3.901%, Series B(2)	Ba1	1,521,447
490,000	5.375% to 03/15/26 then USD 5 Year Tsy + 4.698%, Series A(2)	Ba1	433,511
2,806,000	Emera, Inc., 6.750% to 06/15/26 then 3-Month USD Libor + 5.440%, 06/15/76, Series 2016-A	Ba2	2,697,733
121,730	SCE Trust V, 5.450% to 03/15/26 then 3-Month CME Term SOFR + 4.052%, Series K(2)	Baa3	2,665,887
146,110	SCE Trust VI, 5.000%, Series L(2)	Baa3	2,631,441
	Sempra Energy
1,450,000	4.125% to 04/01/27 then USD 5 Year Tsy + 2.868%, 04/01/52	Baa3	1,174,146
1,300,000	4.875% to 10/15/25 then USD 5 Year Tsy + 4.550%, Series C(2)	Ba1	1,235,134
1,350,000	Southern California Edison Co., 9.833% to 02/01/22 then 3-Month CME Term SOFR + 4.461%, Series E(2)(7)	Baa3	1,346,019
175,000	Vistra Corp., 7.000% to 12/15/26 then USD 5 Year Tsy + 5.740%, Series B(1)(2)	Ba3	159,865
			18,923,016
	ENERGY – 7.4%
	Enbridge, Inc.
340,000	5.750% to 07/15/30 then USD 5 Year Tsy + 5.314%, 07/15/80, Series 2020-A	Baa3	296,479
1,252,000	6.000% to 01/15/27 then 3-Month CME Term SOFR + 4.152%, 01/15/77, Series 2016-A	Baa3	1,146,758
725,000	8.500% to 01/15/34 then USD 5 Year Tsy + 4.431%, 01/15/84, Series 2023-B	Baa3	716,628
	Energy Transfer LP
1,387,000	7.125% to 05/15/30 then USD 5 Year Tsy + 5.306%, Series G(2)	Ba2	1,196,609
160,236	7.600% to 05/15/24 then 3-Month CME Term SOFR + 5.423%, Series E(2)	Ba2	3,914,565
180,186	10.156% to 11/15/23 then 3-Month CME Term SOFR + 4.792%, Series C(2)(7)	Ba2	4,594,743
1,600	10.364% to 11/15/23 then 3-Month CME Term SOFR + 5.000%, Series D(2)(7)	Ba2	41,120
	Transcanada Trust
2,065,000	5.500% to 09/15/29 then 3-Month CME Term SOFR + 4.416%, 09/15/79	Ba1	1,703,103
1,350,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640%, 08/15/76, Series 2016-A	Ba1	1,234,297
			14,844,302
	COMMUNICATIONS – 1.4%
940,000	British Telecommunications PLC, 4.875% to 11/23/31 then USD 5 Year Tsy + 3.493%, 11/23/81(1)	Ba1	755,314
1,720,000	Paramount Global, 6.375% to 03/30/27 then USD 5 Year Tsy + 3.999%, 03/30/62	Ba1	1,352,711
700,000	Vodafone Group PLC, 7.000% to 04/04/29 then USD 5 Year Swap + 4.873%, 04/04/79	Ba1	695,977
			2,804,002
	MISCELLANEOUS – 2.4%
36,440	Apollo Global Management, Inc., 7.625% to 12/15/28 then USD 5 Year Tsy + 3.226%, 09/15/53	A3	954,364
370,000	Apollo Management Holdings LP, 4.950% to 12/17/24 then USD 5 Year Tsy + 3.266%, 01/14/50(1)	BBB(3)	333,579
	Land O’ Lakes, Inc.
700,000	7.250%, Series B(1)(2)	BB(3)	563,500
3,115,000	8.000%, Series A(1)(2)	BB(3)	2,935,887
			4,787,330

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	PREFERRED SECURITIES (continued)
	REITS – 1.8%
	Arbor Realty Trust, Inc.
68,190	6.250% to 10/30/26 then 3-Month CME Term SOFR + 5.440%, Series F(2)	NR(4)	$1,258,105
10,859	6.375%, Series D(2)	NR(4)	193,182
87,394	KKR Real Estate Finance Trust, Inc., 6.500%, Series A(2)	NR(4)	1,424,522
26,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then 3-Month CME Term SOFR + 6.130%, Series F(2)	NR(4)	481,000
20,598	TPG RE Finance Trust, Inc., 6.250%, Series C(2)	NR(4)	328,950
			3,685,759
	TOTAL PREFERRED SECURITIES
	(Cost $166,735,574)		146,037,487

	CONTINGENT CAPITAL SECURITIES – 25.7%
	BANKS – 25.5%
4,207,000	Australia & New Zealand Banking Group, Ltd., 6.750% to 06/15/26 then USD 5 Year Swap + 5.168%(1)(2)	Baa2	4,070,563
	Banco Bilbao Vizcaya Argentaria SA
2,600,000	6.125% to 11/16/27 then USD 5 Year Swap + 3.870%(2)	Ba2	2,151,981
800,000	6.500% to 03/05/25 then USD 5 Year Tsy + 5.192%, Series 9(2)	Ba2	751,084
1,000,000	9.375% to 09/19/29 then USD 5 Year Tsy + 5.099%(2)	Ba2	994,820
	Banco Mercantil del Norte SA
750,000	6.625% to 01/24/32 then USD 10 Year Tsy + 5.034%(1)(2)	Ba2	588,937
900,000	7.500% to 06/27/29 then USD 10 Year Tsy + 5.470%(1)(2)	Ba2	801,841
640,000	7.625% to 01/10/28 then USD 10 Year Tsy + 5.353%(1)(2)	Ba2	589,670
10,400,000	Banco Santander SA, 4.750% to 05/12/27 then USD 5 Year Tsy + 3.753%(1)(2)	Ba1	7,741,926
	Barclays PLC
400,000	4.375% to 09/15/28 then USD 5 Year Tsy + 3.410%(2)	Ba1	278,628
1,270,000	6.125% to 06/15/26 then USD 5 Year Tsy + 5.867%(2)	Ba1	1,151,467
700,000	8.000% to 06/15/24 then USD 5 Year Tsy + 5.672%(2)	Ba1	690,017
380,000	8.000% to 09/15/29 then USD 5 Year Tsy + 5.431%(2)	Ba1	341,933
600,000	BBVA Bancomer SA Texas, 5.875% to 09/13/29 then USD 5 Year Tsy + 4.308%, 09/13/34(1)	Baa3	525,630
	BNP Paribas SA
425,000	4.625% to 02/25/31 then USD 5 Year Tsy + 3.340%(1)(2)	Ba1	303,084
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150%(1)(2)	Ba1	2,941,227
765,000	7.750% to 08/16/29 then USD 5 Year Tsy + 4.899%(1)(2)	Ba1	728,107
2,829,000	8.500% to 08/14/28 then USD 5 Year Tsy + 4.354%(1)(2)	Ba1	2,775,837
	Credit Agricole SA
450,000	4.750% to 09/23/29 then USD 5 Year Tsy + 3.237%(1)(2)	BBB-(3)	342,989
500,000	8.125% to 12/23/25 then USD 5 Year Swap + 6.185%(1)(2)	Baa3	497,873
	HSBC Holdings PLC
1,500,000	4.700% to 09/09/31 then USD 5 Year Tsy + 3.250%(2)	Baa3	1,130,776
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746%(2)	Baa3	289,722
850,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606%(2)	Baa3	768,286
3,000,000	8.000% to 09/07/28 then USD 5 Year Tsy + 3.858%(2)	Baa3	2,961,546

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares or Principal Amount		Moody’s Ratings (unaudited)	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
	ING Groep
2,550,000	3.875% to 11/16/27 then USD 5 Year Tsy + 2.862%(2)	Ba1	$1,852,634
2,885,000	6.750% to 04/16/24 then USD 5 Year Swap + 4.204%(2)	Ba1	2,837,507
	Lloyds Banking Group PLC
1,900,000	7.500% to 09/27/25 then USD 5 Year Swap + 4.496%(2)	Baa3	1,779,652
2,320,000	8.000% to 03/27/30 then USD 5 Year Tsy + 3.913%(2)	Baa3	2,086,469
1,530,000	Macquarie Bank, Ltd., 6.125% to 03/08/27 then USD 5 Year Swap + 3.703%(1)(2)	Baa3	1,361,919
350,000	NatWest Group PLC, 4.600% to 12/28/31 then USD 5 Year Tsy + 3.100%(2)	Baa3	232,549
	Societe Generale SA
900,000	4.750% to 05/26/26 then USD 5 Year Tsy + 3.931%(1)(2)	Ba2	729,989
900,000	5.375% to 11/18/30 then USD 5 Year Tsy + 4.514%(1)(2)	Ba2	643,983
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929%(1)(2)	Ba2	203,499
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873%(1)(2)	Ba2	732,703
700,000	9.375% to 05/22/28 then USD 5 Year Tsy + 5.385%(1)(2)	Ba2	687,674
	Standard Chartered PLC
400,000	4.750% to 07/14/31 then USD 5 Year Tsy + 3.805%(1)(2)	Ba1	285,288
1,910,000	7.750% to 02/15/28 then USD 5 Year Tsy + 4.976%(1)(2)	Ba1	1,854,318
	UBS Group AG
600,000	4.375% to 02/10/31 then USD 5 Year Tsy + 3.313%(1)(2)	Baa3	431,206
800,000	4.875% to 02/12/27 then USD 5 Year Tsy + 3.404%(1)(2)	BB(3)	671,757
1,600,000	7.000% to 01/31/24 then USD 5 Year Swap + 4.344%(1)(2)	Baa3	1,580,626
			51,389,717
	FINANCIAL SERVICES – 0.2%
400,000	Deutsche Bank AG, 6.000% to 04/30/26 then USD 5 Year Tsy + 4.524%(2)	Ba2	314,184

	TOTAL CONTINGENT CAPITAL SECURITIES
	(Cost $59,436,846)		51,703,901

	CORPORATE DEBT SECURITIES – 0.8%
	BANKS – 0.3%
575,000	Texas Capital Bancshares, Inc., 4.000% to 05/06/26 then USD 5 Year Tsy + 3.150%, 05/06/31	Baa3	477,584

	COMMUNICATIONS – 0.3%
	Qwest Corp.
12,347	6.500%, 09/01/56	B3	167,796
36,585	6.750%, 06/15/57	B3	505,970
			673,766
	INSURANCE – 0.2%
460,000	Universal Insurance Holdings, Inc., 5.625%, 11/30/26	NR(4)	404,605

	TOTAL CORPORATE DEBT SECURITIES
	(Cost $2,242,953)		1,555,955

	TOTAL INVESTMENTS – 99.0%
	(Cost $228,415,373)		199,297,343
	Other Assets In Excess Of Liabilities – 1.0%		2,048,052
	TOTAL NET ASSETS – 100.0%		$201,345,395

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2023, the total value of these securities is $51,705,596 representing 25.7% of net assets.
(2)	Security is perpetual in nature with no stated maturity date.
(3)	Standard & Poor’s Rating, unaudited.

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

(4)	Security is unrated by Moody’s, S&P and Fitch.
(5)	Fitch’s Rating, unaudited.
(6)	Convertible security.
(7)	The interest rate shown reflects the rate in effect as of September 30, 2023.

Libor – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SOFR – Secured Overnight Financing Rate

Tsy – United States Government Treasury Yield

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2023

Summary by Country	Value	% of Net Assets
Australia	$5,432,482	2.7%
Bermuda	4,405,910	2.2
Canada	10,022,557	5.0
France	10,586,965	5.3
Germany	314,184	0.1
Mexico	2,506,078	1.2
Netherlands	6,194,968	3.1
Spain	11,639,811	5.8
Switzerland	2,683,589	1.3
United Kingdom	15,301,942	7.6
United States	130,208,857	64.7
Total Investments	199,297,343	99.0
Other Assets in Excess of Liabilities	2,048,052	1.0
Net Assets	$201,345,395	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2023. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities
Banks	$29,399,491	$26,106,907	$-	$55,506,398
Financial Services	549,428	5,648,143	-	6,197,571
Insurance	7,908,446	31,380,663	-	39,289,109
Utilities	6,300,482	12,622,534	-	18,923,016
Energy	8,550,428	6,293,874	-	14,844,302
Communications	-	2,804,002	-	2,804,002
Miscellaneous	954,364	3,832,966	-	4,787,330
REITS	3,685,759	-	-	3,685,759
Contingent Capital Securities	-	51,703,901	-	51,703,901
Corporate Debt Securities
Banks	-	477,584	-	477,584
Communications	673,766	-	-	673,766
Insurance	-	404,605	-	404,605
Total Investments in Securities	$58,022,164	$141,275,179	$-	$199,297,343

During the year ended September 30, 2023, there were no transfers into or out of any levels.

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments
As of September 30, 2023

Shares		Value
	COMMON STOCKS – 98.5%
	COMMUNICATIONS – 4.7%
	INTERNET – 4.7%
7,471	Bumble, Inc., Class A(1)	$111,467
1,647	Cogent Communications Holdings, Inc.	101,949
3,180	Etsy, Inc.(1)	205,365
9,478	EverQuote, Inc., Class A(1)	68,526
2,878	Fiverr International, Ltd.(1)	70,425
5,005	Liquidity Services, Inc.(1)	88,188
12,756	Magnite, Inc.(1)	96,180
		742,100
	CONSUMER, CYCLICAL – 8.6%
	ENTERTAINMENT – 3.1%
91,801	Genius Sports, Ltd.(1)	489,299

	LEISURE TIME – 3.0%
9,595	Life Time Group Holdings, Inc.(1)	145,940
23,383	Topgolf Callaway Brands Corp.(1)	323,621
		469,561
	RETAIL – 2.5%
4,679	First Watch Restaurant Group, Inc.(1)	80,900
8,043	Lovesac Co.(1)	160,216
9,153	Portillo’s, Inc., Class A(1)	140,865
		381,981
	TOTAL CONSUMER, CYCLICAL	1,340,841

	CONSUMER, NON-CYCLICAL – 35.0%
	BIOTECHNOLOGY – 6.8%
17,798	Bluebird Bio, Inc.(1)	54,106
2,465	Blueprint Medicines Corp.(1)	123,792
6,636	Edgewise Therapeutics, Inc.(1)	38,024
26,811	Harvard Bioscience, Inc.(1)	115,287
5,722	ImmunoGen, Inc.(1)	90,808
14,609	Olink Holding AB, ADR(1)	215,483
6,043	Pliant Therapeutics, Inc.(1)	104,786
2,636	Prothena Corp. PLC(1)	127,187
2,075	Veracyte, Inc.(1)	46,335
4,332	Xenon Pharmaceuticals, Inc.(1)	147,981
		1,063,789
	COMMERCIAL SERVICES – 14.5%
16,753	Alta Equipment Group, Inc.	202,041
2,545	CoStar Group, Inc.(1)	195,685
2,870	HealthEquity, Inc.(1)	209,654
1,282	Paylocity Holding Corp.(1)	232,939
4,934	RB Global, Inc.	308,375
2,901	SoundThinking, Inc.(1)	51,928
Shares		Value
	COMMON STOCKS (continued)
	CONSUMER, NON-CYCLICAL (continued)
	COMMERCIAL SERVICES (continued)
21,973	Toast, Inc., Class A(1)	$411,554
11,048	Udemy, Inc.(1)	104,956
13,811	WW International, Inc.(1)	152,888
9,668	WillScot Mobile Mini Holdings Corp.(1)	402,092
		2,272,112
	HEALTHCARE-PRODUCTS – 12.1%
16,129	BioLife Solutions, Inc.(1)	222,741
16,676	Castle Biosciences, Inc.(1)	281,658
5,832	Neogen Corp.(1)	108,125
10,435	OrthoPediatrics Corp.(1)	333,920
8,167	Quanterix Corp.(1)	221,652
2,956	Repligen Corp.(1)	470,034
11,870	SI-BONE, Inc.(1)	252,119
		1,890,249
	HEALTHCARE-SERVICES – 0.3%
9,298	DocGo, Inc.(1)	49,558

	PHARMACEUTICALS – 0.5%
2,735	Intellia Therapeutics, Inc.(1)	86,481

	SEMICONDUCTORS – 0.8%
2,556	Azenta, Inc.(1)	128,286

	TOTAL CONSUMER, NON-CYCLICAL	5,490,475

	ENERGY – 0.6%
	ENERGY-ALTERNATE SOURCES – 0.6%
732	Enphase Energy, Inc.(1)	87,950

	FINANCIAL – 4.1%
	BANKS – 2.4%
6,445	Texas Capital Bancshares, Inc.(1)	379,611

	INSURANCE – 0.2%
2,506	James River Group Holdings, Ltd.	38,467

	PRIVATE EQUITY – 1.5%
6,836	Victory Capital Holdings, Inc., Class A	227,912

	TOTAL FINANCIAL	645,990

	INDUSTRIAL – 14.9%
	COMPUTERS – 0.6%
5,480	Kornit Digital, Ltd.(1)	103,627

	ELECTRONICS – 0.7%
8,269	Enovix Corp.(1)	103,776

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2023

Shares		Value
	COMMON STOCKS (continued)
	INDUSTRIAL (continued)
	ENGINEERING & CONSTRUCTION – 0.6%
13,598	908 Devices, Inc.(1)	$90,563

	ENVIRONMENTAL CONTROL – 2.3%
4,720	Casella Waste Systems, Inc., Class A(1)	360,136

	MACHINERY-DIVERSIFIED – 2.6%
554	Chart Industries, Inc.(1)	93,692
9,147	Columbus McKinnon Corp.	319,322
		413,014
	METAL FABRICATE/HARDWARE – 2.2%
1,446	RBC Bearings, Inc.(1)	338,552

	MISCELLANEOUS MANUFACTURING – 5.9%
3,056	Axon Enterprise, Inc.(1)	608,113
3,178	Materion Corp.	323,870
		931,983
	TOTAL INDUSTRIAL	2,341,651

	TECHNOLOGY – 30.6%
	COMPUTERS – 2.6%
1,017	Globant SA(1)	201,213
3,685	Pure Storage, Inc., Class A(1)	131,260
5,626	Stratasys, Ltd.(1)	76,570
		409,043
	SEMICONDUCTORS – 2.1%
1,608	Power Integrations, Inc.	122,706
7,165	Veeco Instruments, Inc.(1)	201,408
		324,114
	SOFTWARE – 25.9%
1,247	Appian Corp.(1)	56,876
353	BILL Holdings, Inc.(1)	38,325
9,744	CCC Intelligent Solutions Holdings, Inc.(1)	130,082
22,691	Definitive Healthcare Corp.(1)	181,301
12,198	Evolent Health, Inc., Class A(1)	332,152
3,092	Guidewire Software, Inc.(1)	278,280
21,614	Health Catalyst, Inc.(1)	218,734
543	HubSpot, Inc.(1)	267,427
416	Klaviyo, Inc., Class A(1)	14,352
3,918	Oddity Tech, Ltd., Class A(1)	111,075
935	Paycom Software, Inc.	242,417
5,920	Phreesia, Inc.(1)	110,586
40,772	Porch Group, Inc.(1)	32,724
8,153	PROS Holdings, Inc.(1)	282,257
12,903	Sprout Social, Inc., Class A(1)	643,602
2,553	SPS Commerce, Inc.(1)	435,567
Shares		Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	SOFTWARE (continued)
1,928	Vertex, Inc., Class A(1)	$44,537
2,849	Workiva, Inc., Class A(1)	288,718
41,247	Zeta Global Holdings Corp., Class A(1)	344,412
		4,053,424
	TOTAL TECHNOLOGY	4,786,581

	TOTAL COMMON STOCKS
	(Cost $16,261,091)	15,435,588

	RIGHTS – 0.0%
	PHARMACEUTICALS – 0.0%
25,526	Flexion Therapeutics, Inc.(1)(2)(3)	255

	TOTAL RIGHTS
	(Cost $15,826)	255

	SHORT-TERM INVESTMENTS – 1.9%
	MONEY MARKET FUND – 1.9%
293,689	Fidelity Investments Money Market Treasury Portfolio – Class I, 5.22%(4)	293,689

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $293,689)	293,689

	TOTAL INVESTMENTS – 100.4%
	(Cost $16,570,606)	15,729,532
	Liabilities in Excess of Other Assets – (0.4)%	(68,631)
	TOTAL NET ASSETS – 100.0%	$15,660,901

(1)	Non-income producing security.
(2)	Fair valued using significant unobservable inputs.
(3)	Illiquid and restricted investment as to resale.
(4)	The rate is the annualized seven-day yield as of September 30, 2023.

ADR – American Depositary Receipt

PLC – Public Limited Company

SA – Corporation

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2023

Summary by Industry Group	Value	% of Net Assets
Common Stocks
Banks	$379,611	2.4%
Biotechnology	1,063,789	6.8
Commercial Services	2,272,112	14.5
Computers	512,670	3.2
Electronics	103,776	0.7
Energy-Alternate Sources	87,950	0.6
Engineering & Construction	90,563	0.6
Entertainment	489,299	3.1
Environmental Control	360,136	2.3
Healthcare-Products	1,890,249	12.1
Healthcare-Services	49,558	0.3
Insurance	38,467	0.2
Internet	742,100	4.7
Leisure Time	469,561	3.0
Machinery-Diversified	413,014	2.6
Metal Fabricate/Hardware	338,552	2.2
Summary by Industry Group	Value	% of Net Assets
Miscellaneous Manufacturing	$931,983	5.9%
Pharmaceuticals	86,481	0.5
Private Equity	227,912	1.5
Retail	381,981	2.5
Semiconductors	452,400	2.9
Software	4,053,424	25.9
Total Common Stocks	15,435,588	98.5
Rights
Pharmaceuticals	255	0.0
Total Rights	255	0.0
Short-Term Investments
Money Market Fund	293,689	1.9
Total Short-Term Investments	293,689	1.9
Total Investments	15,729,532	100.4
Liabilities in Excess of Other Assets	(68,631)	(0.4)
Total Net Assets	$15,660,901	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September, 2023. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3*	Total
Common Stocks	$15,435,588	$-	$-	$15,435,588
Rights	-	-	255	255
Short-Term Investments	293,689	-	-	293,689
Total Investments in Securities	$15,729,277	$-	$255	$15,729,532

During the year ended September 30, 2023, there were no transfers into or out of any levels.

*	A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of September 30, 2023, there was not a significant amount of Level 3 investments in the Destra Granahan Small Cap Advantage Fund.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2023

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Assets:
Investments, at value (cost $228,415,373 and $16,570,606, respectively)	$199,297,343	$15,729,532
Receivables:
Interest	1,700,369	1,132
Dividends	313,831	-
Fund shares sold	380,514	1,104
Investments sold	5,925,549	19,873
Due from adviser (see note 3)	-	14,185
Prepaid expenses	37,598	22,712
Total assets	207,655,204	15,788,538
Liabilities:
Payables:
Capital shares redeemed	263,547	694
Due to custodian	5,719,509	-
Management fee (see note 3)	129,069	-
Transfer agent fees and expenses	81,736	15,291
Professional fees	43,743	23,739
Accounting and administrative fees	33,919	10,442
Distribution fees	20,850	1,138
Custody fees	5,829	4,238
Investments purchased	-	69,218
Accrued other expenses	11,607	2,877
Total liabilities	6,309,809	127,637
Net assets	$201,345,395	$15,660,901

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$246,741,743	$23,367,487
Total accumulated deficit	(45,396,348)	(7,706,586)
Net assets	$201,345,395	$15,660,901

Net assets:
Class I	$156,960,548	$10,318,830
Class A	25,708,868	5,342,071
Class C	18,675,979	-
Shares outstanding:
Class I	10,471,593	1,040,573
Class A	1,707,308	543,589
Class C	1,233,718	-
Net asset value per share:
Class I	$14.99	$9.92
Class A	15.06	9.83
Maximum offering price per share(1)	15.77	10.29
Class C	15.14	-

(1)	Include a sales charge of 4.50%.

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2023

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Investment income:
Interest income	$9,682,097	$16,671
Dividend income	4,629,940	31,141 (1)
Total investment income	14,312,037	47,812
Expenses:
Management fee (see note 3)	1,640,188	186,557
Transfer agent fees and expenses	353,566	76,825
Accounting and administrative fees	201,484	61,418
Professional fees	132,116	45,015
Trustee fees (see note 9)	92,030	6,903
Registration fees	63,419	33,328
Chief financial officer fees (see note 9)	52,004	3,996
Chief compliance officer fees (see note 9)	44,575	3,425
Insurance expense	41,497	3,146
Custody fees	36,993	24,571
Shareholder reporting fees	34,145	6,246
Distribution fees Class C (see note 4)	233,574	-
Distribution fees Class A (see note 4)	62,881	15,701
Other expenses	17,501	14,324
Total expenses	3,005,973	481,455
Contractual expenses waived and reimbursed by adviser (see note 3)	-	(211,358)
Net expenses	3,005,973	270,097
Net investment income (loss)	11,306,064	(222,285)
Net realized and unrealized gain (loss):
Net realized loss on:
Investments	(11,329,935)	(2,224,192)
Net change in unrealized appreciation on:
Investments	2,445,288	2,298,002
Net realized and unrealized gain (loss)	(8,884,647)	73,810
Net increase (decrease) in net assets resulting from operations	$2,421,417	$(148,475)

(1)	Net of foreign withholding taxes of $1,734.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Granahan Small Cap Advantage Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$11,306,064	$12,512,588	$(222,285)	$(309,334)
Net realized loss	(11,329,935)	(3,603,912)	(2,224,192)	(4,199,845)
Net change in unrealized appreciation (depreciation)	2,445,288	(53,894,042)	2,298,002	(8,047,414)
Net increase (decrease) in net assets resulting from operations	2,421,417	(44,985,366)	(148,475)	(12,556,593)

Distributions to shareholders:
Class I	(9,230,133)	(10,126,574)	-	(1,529,219)
Class A	(1,309,691)	(1,345,017)	-	(973,921)
Class C	(1,014,514)	(1,007,209)	-	-
Total distributions to shareholders	(11,554,338)	(12,478,800)	-	(2,503,140)

Capital transactions:
Proceeds from shares sold:
Class I	77,289,306	58,512,333	4,497,067	7,129,384
Class A	6,872,956	8,257,732	954,600	1,830,088
Class C	1,089,384	2,883,527	-	-
Reinvestment of distributions:
Class I	7,287,577	8,143,030	-	1,350,562
Class A	1,113,416	1,107,494	-	886,159
Class C	785,842	815,729	-	-
Cost of shares redeemed:
Class I	(95,592,398)	(101,358,627)	(3,022,947)	(6,278,103)
Class A	(8,533,496)	(9,713,831)	(1,789,050)	(2,976,034)
Class C	(7,498,947)	(4,817,232)	-	-
Net increase (decrease) in net assets from capital transactions	(17,186,360)	(36,169,845)	639,670	1,942,056
Total increase (decrease) in net assets	(26,319,281)	(93,634,011)	491,195	(13,117,677)

Net assets:
Beginning of year	227,664,676	321,298,687	15,169,706	28,287,383
End of year	$201,345,395	$227,664,676	$15,660,901	$15,169,706

Capital share transactions:
Shares sold:
Class I	4,941,970	3,313,784	420,520	507,782
Class A	442,014	454,738	90,171	147,863
Class C	67,855	161,414	-	-
Shares reinvested:
Class I	474,762	469,086	-	87,133
Class A	72,270	63,767	-	57,431
Class C	50,707	46,763	-	-
Shares redeemed:
Class I	(6,179,383)	(5,968,662)	(284,114)	(541,704)
Class A	(548,126)	(553,417)	(168,245)	(229,623)
Class C	(482,751)	(275,053)	-	-
Net increase (decrease) from capital share transactions	(1,160,682)	(2,287,580)	58,332	28,882

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated.

Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Period ended September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses	Net investment income	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2023	$15.60	$0.82	$(0.58)	$0.24	$(0.85)	$-	$(0.85)	$-	$14.99	1.53%	1.24%	1.24%	5.31%	$156,961	12%
2022	19.03	0.78	(3.42)	(2.64)	(0.79)	-	(0.79)	-	15.60	(14.19)	1.20	1.20	4.43	175,230	12
2021	17.87	0.79	1.14	1.93	(0.77)	-	(0.77)	-	19.03	10.92	1.14	1.14	4.20	255,392	15
2020	18.41	0.82	(0.44)	0.38	(0.81)	(0.11)	(0.92)	-	17.87	2.22	1.17	1.17	4.61	217,420	19
2019	17.73	0.84	0.86	1.70	(0.86)	(0.16)	(1.02)	-	18.41	10.13	1.22	1.22	4.75	194,583	18
Class A
2023	15.67	0.79	(0.59)	0.20	(0.81)	-	(0.81)	-	15.06	1.28	1.49	1.49	5.06	25,709	12
2022	19.11	0.74	(3.43)	(2.69)	(0.75)	-	(0.75)	-	15.67	(14.40)	1.45	1.45	4.21	27,277	12
2021	17.94	0.75	1.14	1.89	(0.72)	-	(0.72)	-	19.11	10.66	1.39	1.39	3.96	33,941	15
2020	18.48	0.77	(0.43)	0.34	(0.77)	(0.11)	(0.88)	-	17.94	1.96	1.42	1.42	4.34	34,444	19
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	-	18.48	9.88	1.47	1.47	4.51	34,088	18
Class C
2023	15.74	0.67	(0.58)	0.09	(0.69)	-	(0.69)	-	15.14	0.57	2.24	2.24	4.29	18,676	12
2022	19.20	0.61	(3.46)	(2.85)	(0.61)	-	(0.61)	-	15.74	(15.08)	2.20	2.20	3.46	25,158	12
2021	18.02	0.61	1.15	1.76	(0.58)	-	(0.58)	-	19.20	9.85	2.14	2.14	3.21	31,966	15
2020	18.56	0.65	(0.45)	0.20	(0.63)	(0.11)	(0.74)	-	18.02	1.20	2.17	2.17	3.60	29,634	19
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	-	18.56	9.02	2.22	2.22	3.76	29,065	18

(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated. (continued)

Destra Granahan Small Cap Advantage Fund
											Ratios to average net assets(1)
Period ended September 30,	Net asset value, beginning of period	Net investment (loss)(2)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(3),(4)	Gross expenses(5)	Net expenses(6)	Net investment (loss)(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(4)
Class I
2023	$9.97	$(0.13)	$0.08	$(0.05)	$-	$-	$-	$-	$9.92	(0.50)%	2.75%	1.50%	(1.22)%	$10,319	60%
2022	18.93	(0.18)	(7.19)	(7.37)	-	(1.59)	(1.59)	-	9.97	(41.93)	2.46	1.50	(1.33)	9,013	78
2021	12.77	(0.23)	6.42	6.19	(0.02)	(0.01)	(0.03)	-	18.93	48.55	2.26	1.50	(1.28)	16,105	49
2020	9.25	(0.13)	3.65	3.52	-	-	-	-	12.77	38.05	6.49	1.50	(1.22)	3,512	85
2019(7)	10.00	(0.01)	(0.74)	(0.75)	-	-	-	-	9.25	(7.50)	35.78	1.50	(0.95)	1,093	86
Class A
2023	9.90	(0.16)	0.09	(0.07)	-	-	-	-	9.83	(0.71)	3.00	1.75	(1.47)	5,342	60
2022	18.86	(0.21)	(7.16)	(7.37)	-	(1.59)	(1.59)	-	9.90	(42.09)	2.71	1.75	(1.59)	6,157	78
2021	12.75	(0.27)	6.41	6.14	(0.02)	(0.01)	(0.03)	-	18.86	48.16	2.51	1.75	(1.54)	12,182	49
2020	9.26	(0.17)	3.66	3.49	-	-	-	-	12.75	37.69	6.74	1.75	(1.47)	7,724	85
2019(7)	10.00	(0.02)	(0.72)	(0.74)	-	-	-	-	9.26	(7.40)	36.03	1.75	(1.19)	220	86

(1)	Annualized for periods less than one year.
(2)	Based on average shares outstanding during the period.
(3)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.
(4)	Not annualized for periods less than one year.
(5)	For the periods ended September 30, 2020 and September 30, 2021, gross expenses ratios are inclusive of deferred service provider fees. For the period ended September 30, 2020, gross expense ratios excluding deferred service provider fees would have been 5.18% and 5.43% for Class I and Class A, respectively. For the period ended September 30, 2021, gross expense ratios excluding deferred service provider fees would have been 1.78% and 2.03% for Class I and Class A, respectively (see Note 3).
(6)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).
(7)	Commenced operations on August 8, 2019.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two series of diversified portfolios (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”), which commenced operations on April 12, 2011, and Destra Granahan Small Cap Advantage Fund (“Small Cap Advantage Fund”), which commenced operations on August 8, 2019. The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Small Cap Advantage Fund’s investment objective is to seek long-term capital appreciation. The Preferred and Income Fund currently offers three classes of shares, Classes A, C, and I. The Small Cap Advantage Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest (“Shares”) in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies under U.S. GAAP and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation

The Board of Trustees of the Trust (“the Board”) has approved valuation procedures for the Trust (the “Valuation Procedures”), which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of each Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).

The Board has designated Destra Capital Advisors LLC, investment adviser to Small Cap Advantage Fund, and DFC Preferred Advisors LLC, investment adviser to Preferred and Income Fund (each, an “Adviser”), as the valuation designee of its respective Fund. As valuation designee, each Adviser performs the fair value determination relating to any and all investments of its respective Fund, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, each Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of its respective Fund’s investments. Each Valuation Committee may consult with representatives from the Trust’s outside legal counsel or other third-party consultants in their discussions and deliberations.

ASC 820 defines fair value as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by the valuation designee. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs as outlined in the Valuation Procedures.

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities,

Notes to Financial Statements (continued)
September 30, 2023

if available, and otherwise are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value (“NAV”), the Funds value these securities at fair value as determined in accordance with the Valuation Procedures. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the NAV per Share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of Shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as management fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Funds deposit cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. The Preferred and Income Fund expects to pay monthly income distributions and the Small Cap Advantage Fund expects to pay annual income distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

Notes to Financial Statements (continued)
September 30, 2023

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Management Agreement

The Funds have entered into an Investment Management Agreement (“the Agreement”) with Destra. Effective February 11, 2021, (the “Effective Date”) the Preferred and Income Fund entered into a new Investment Management Agreement (“the new Agreement”) with DFC. As of the effective date, DFC replaced Destra as the Adviser to the Preferred and Income Fund.

Subject to the oversight of the Trust’s Board, Destra and DFC (collectively, the “Advisers” and each individually an “Adviser”) are responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s respective investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Adviser receives an annual management fee payable monthly, at an annual rate of 0.75% and 1.10% respectively, of the average daily net assets of the Preferred and Income Fund and Small Cap Advantage Fund. Management fees paid by the Funds for the year ended September 30, 2023, are disclosed in the Statements of Operations. The Preferred and Income Fund paid management fees totaling $1,640,188 to DFC for the year ended September 30, 2023. During the year ended September 30, 2023, the Small Cap Advantage Fund paid management fees totaling $186,557 to Destra, before waivers.

The Trust and each Adviser have entered into an expense limitation agreement where each Adviser has agreed to cap expenses such that the total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.50%, 2.25%, and 1.25% of the Preferred and Income Fund’s average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, and 1.75%, and 1.50% of the Small Cap Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue in effect until January 31, 2033, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the Expense Limitation Agreement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

During the year ended September 30, 2023, expenses totaling $211,358 were waived and reimbursed by Destra for the Small Cap Advantage Fund and no expenses were waived by DFC for the Preferred and Income Fund. Recognition of eligibility for recapture by the Adviser is affected by the timing of fees paid and invoices received at the time of the calculation.

The following amounts are subject to recapture by Destra by the following dates:

Small Cap Advantage Fund
September 30, 2024	$225,041
September 30, 2025	205,662
September 30, 2026	211,358

Sub-Advisory Agreements

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Small Cap Advantage Fund has retained Granahan Investment Management, Inc. (“Granahan”) to serve as its investment sub-adviser.

DFC has agreed to pay from its own assets an annualized sub-advisory fee, quarterly, to Flaherty in an amount equal to one half of the net management fees collected by DFC, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by DFC in respect of the Preferred and Income Fund.

Destra has agreed to pay from its own assets an annualized sub-advisory fee, monthly, to Granahan in an amount equal to one half of the net advisory fees collected by Destra, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect of the Small Cap Advantage Fund.

Notes to Financial Statements (continued)
September 30, 2023

Other Service Providers

UMBFS serves as each Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as each Fund’s Custodian.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A Shares and the Preferred and Income Fund’s Class C Shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 1.00% of the average daily net assets of the Preferred and Income Fund’s C Shares. Of the 1.00%, up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services. Under the terms of the Plan, the Funds are authorized to make payments to Destra Capital Investments, LLC, the Funds’ distributor (the “Distributor”) for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

5. FEDERAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

Each Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of each Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Funds have no examinations in progress during the year ended September 30, 2023. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of each Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on each Fund’s reported net assets or results of operations as of and during the year ended September 30, 2023. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Cost of investments	$227,721,115	$17,636,230
Gross unrealized appreciation	1,312,609	1,958,886
Gross unrealized depreciation	(29,736,381)	(3,865,584)
Net unrealized appreciation (depreciation)	$(28,423,772)	$(1,906,698)

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

Notes to Financial Statements (continued)
September 30, 2023

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are related to the write-off of net operating losses for the Granahan Small Cap Advantage Fund.

For the year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

	Paid-in Capital	Distributable Earnings
Preferred and Income Fund	$-	$-
Small Cap Advantage Fund	(253,432)	253,432

As of September 30, 2023, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Undistributed ordinary income	$170,603	$-
Undistributed long-term capital gains	-	-
Tax distributable earnings	170,603	-
Accumulated capital and other losses	(17,143,179)	(5,799,888)
Temporary book and tax differences	-	-
Unrealized appreciation (depreciation) on investments	(28,423,772)	(1,906,698)
Total distributable earnings	$(45,396,348)	$(7,706,586)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st, may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, Preferred and Income Fund and Small Cap Advantage Fund had qualified post October losses of $10,808,510 and $2,118,087, respectively. Small Cap Advantage Fund had qualified late-year losses of $167,792.

The tax character of distributions paid during the years ended September 30, 2023 and 2022 were as follows:

	Preferred and Income Fund		Small Cap Advantage Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$11,554,338	$12,478,800	$-	$810,413
Net long-term capital gains	-	-	-	1,692,727
Total distributions paid	$11,554,338	$12,478,800	$-	$2,503,140

At September 30, 2023, the Funds had accumulated non-expiring capital loss carry forwards as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Short-term	$2,014,211	$2,775,396
Long-term	4,320,459	738,612
Total	$6,334,670	$3,514,008

To the extent that the Funds may realize future net capital gains, those gains will be offset by any unused non-expiring capital loss carry forwards. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2023, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Preferred and Income Fund	$24,975,030	$42,744,014
Small Cap Advantage Fund	10,450,238	10,049,043

Notes to Financial Statements (continued)
September 30, 2023

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A Shares are subject to an initial sales charge of up to 4.50% on purchases of less than $1,000,000. The Funds’ Shares are purchased at NAV per Share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of Shares. Redemption requests will be processed at the next NAV per Share calculated after a redemption request is accepted.

A contingent deferred sales charge (“CDSC”) of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors as described in the Preferred and Income Fund’s Prospectus. For the year ended September 30, 2023, the total CDSC received by affiliates in the Preferred and Income Fund amounted to $1,168.

For the year ended September 30, 2023, various broker dealers received $36,836 and $10,307 of sales charges from Shares sold of the Preferred and Income Fund and Small Cap Advantage Fund, respectively. Sales charges from Shares sold of the Funds received by affiliates amounted to $5,357 and $1,361 for the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Preferred and Income Fund

Active Management Risk — The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Concentration Risk — The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Contingent Capital Securities Risk — CoCos are a form of hybrid, income-producing debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. These triggers are generally linked to regulatory capital thresholds or other regulatory actions. CoCos may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write-down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a corresponding decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer — even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities, and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

Convertible Securities Risk — Convertible securities are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Notes to Financial Statements (continued)
September 30, 2023

Credit Risk — Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high-yield,” “high-risk,” or “junk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Currency Risk — Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s NAV, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Cybersecurity Risk — As the use of internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.

Financial Services Companies Risk — Financial services companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Foreign Custody Risk — The Fund may hold foreign securities with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each, a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets.

General Fund Investing Risks — The Fund is not a complete investment program and you may lose money by investing in the Fund.

High-Yield Securities Risk — High-yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. In general, high-yield securities may have a greater risk of default than other types of securities.

Income Risk — The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk — If interest rates rise — in particular, if long-term interest rates rise — the prices of fixed-rate securities held by the Fund will fall.

Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Liquidity Risk — This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid investments. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

LIBOR Risk — Many credit instruments, derivatives and other financial instruments, including those in which the Fund may invest, utilized LIBOR as the reference or benchmark rate for variable interest rate calculations. However, in July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR tenors, including some USD LIBOR tenors, on December 31, 2021, and ceased publishing the remaining and most liquid USD LIBOR tenors on June 30, 2023.

Notes to Financial Statements (continued)
September 30, 2023

The Financial Conduct Authority has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month USD LIBOR settings after June 30, 2023 through at least September 30, 2024. Various financial industry groups around the world have been planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. While the transition away from LIBOR became increasingly well-defined in advance of the anticipated discontinuation of LIBOR, the impact on certain debt securities, derivatives and other financial instruments has not been determined and may remain uncertain for some time. Many market participants have transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date or have otherwise amended certain legacy instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events. However, neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate to LIBOR, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process may lead to increased volatility and illiquidity in markets that relied on the LIBOR to determine interest rates. The cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Market Risk — Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, local, regional or global events such as war or military conflict, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Overall securities values could decline generally or could underperform other investments.

Non-Investment-Grade Securities Risk — Non-investment-grade securities are not rated within the four highest categories by certain ratings agencies. To the extent that such securities are rated lower than investment-grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

Non-U.S. Investments Risk — The Fund invests its assets in income producing and preferred non-U.S. instruments. Thus, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a non-U.S. country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro.

Preferred Security Risk — Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Small Cap Advantage Fund

Active Management Risk — The Fund is an actively-managed portfolio and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Cybersecurity Risk — As the use of internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.

Notes to Financial Statements (continued)
September 30, 2023

Equity Securities Risk — Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests in decline or if overall market and economic conditions deteriorate. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, equity securities may lose value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

General Fund Investing Risks — The Fund is not a complete investment program and you may lose money by investing in the Fund.

Investment Style Risk — Different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk — This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid investments. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Market Risk — Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, local, regional or global events such as war or military conflict, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Overall, securities values could decline generally or could underperform other investments.

Non-U.S. Investments Risk — An investment in non-U.S. companies involves other risks not associated with domestic issuers. Non-U.S. investments may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.

Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. holdings. Additionally, non-U.S. issuers may be subject to less stringent regulation and to different accounting, auditing and recordkeeping requirements. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the euro.

Portfolio Turnover Risk — The Fund’s strategy may frequently involve buying and selling portfolio securities, depending on the Sub-Adviser’s assessment of each holding’s risk/reward. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Sector Risk — The Fund may, at times, invest a significant portion of its total assets in securities of companies conducting business within one or more of the same economic sectors or industries, including the consumer discretionary, heath care, industrials and information technology sectors. Companies in the same sector or industry may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector or industry than a fund that invests more broadly.

Notes to Financial Statements (continued)
September 30, 2023

Special Situation Companies Risk — The Fund will seek to benefit from investments in companies that are experiencing (or are expected to experience) unusual and possibly non-repetitive “special situations,” such as new management, product, and/or marketing changes or other events that are expected to affect a particular issuer. There is a risk that a “special situation” identified by the Sub-Adviser might not occur or will involve a longer time frame than originally expected, which could have a negative impact on the price of the issuer’s securities and the Fund’s NAV. Investments in special situation companies are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in special situation companies is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

Valuation Risk — The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation involves subjective judgment.

Smaller Companies Risk — The Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

9. TRUSTEES AND OFFICERS

The Destra Fund Complex (consisting of the Trust, the Destra Multi-Alternative Fund, and the BlueBay Destra International Event-Driven Credit Fund), pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each Fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Trust does not pay compensation to Trustees who also serve in an executive officer capacity for the Trust or the Advisers. Certain officers are officers of Destra.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Trust. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Each Fund pays a portion of these fees on a pro rata basis according to each Fund’s average net assets. Service fees paid by the Trust for the year ended September 30, 2023, are disclosed in the Statements of Operations.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On October 30, 2023, the Preferred and Income Fund paid a distribution of $0.0523 per Class A Share, $0.0552 per Class I Share and $0.0432 per Class C Share to shareholders of record on October 27, 2023.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund and Board of Trustees of Destra Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Destra Investment Trust comprising the funds listed below (the “Funds”) as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Destra Flaherty & Crumrine Preferred and Income Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, 2021, 2020, and 2019

Destra Granahan Small Cap Advantage Fund	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, 2021, 2020 and for the period from August 8, 2019 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more investment companies advised by Destra Capital Advisors LLC or DFC Preferred Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 22, 2023

Additional Information
September 30, 2023 (unaudited)

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the period ended September 30, 2023, the Preferred and Income Fund and Small Cap Advantage Fund had 62.49% and 100%, respectively, of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the period ended September 30, 2023, the Preferred and Income Fund and Small Cap Advantage Fund had 96.16% & 0.00%, respectively, of dividends paid from net investment income designated as qualified dividend income.

Proxy Voting — Policies and procedures that the Funds use to determine how to vote proxies as well as information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trustees And Officers Information
September 30, 2023 (unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreements between the Preferred and Income Fund and DFC and between the Small Cap Advantage Fund and Destra, are the responsibility of the Board. The Board consists of four trustees who are not Interested Persons of the Trust (as the term “Interested Person” is defined in the 1940 Act). The identity of the Trustees and the Trust’s executive officers and biographical information as of September 30, 2023 is set forth below. The address for each Trustee is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	2014 to Present	Financial Advisor, self-employed, Red Earth Finance LLC (2018 to present), mortgage banker, The Mortgage Company, (2018 to 2021).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	2014 to Present	Private Investor (2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	2017 to Present	Retired (2014 to present).	4	None
Nicholas Dalmaso(2), Chairman Birth year: 1965	2010 to Present	Founder and Managing Director of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2021-present); General Counsel of EquityBee, Inc. (2022-2023); Consultant to EquityBee, Inc. (2023-present); General Counsel (2014-2021) and Chief Compliance Officer (2014-2019) of M1 Holdings, Inc., M1 Finance LLC (a registered broker/dealer) and M1 Advisory Services LLC (an investment advisor); Independent Director of Keno/Kozie Associates (IT Consulting) (2016-2018).	4	Milliman Variable Insurance Trust (2 portfolios)

(1)	The Fund Complex consists of the Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Multi-Alternative Fund.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Trustees And Officers Information (continued)
September 30, 2023 (unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Trust	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2016	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).
Jake Schultz Birth year: 1996	Secretary since 2021	Partner & Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018- 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).
Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018 to 2019), Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.
Randi Roessler Birth year: 1981	Chief Compliance Officer since 2023	Director, PINE Advisor Solutions (March 2023-present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023.)

The address for each executive officer is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trust Information

Board of Trustees	Officers	Investment Advisers
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffrey S. Murphy
Nicholas Dalmaso	Derek Mullins	DFC Preferred Advisors LLC
	Chief Financial Officer and Treasurer	Bozeman, MT

	Randi Roessler	Sub-Advisers
	Chief Compliance Officer	Flaherty & Crumrine Inc.
Pasadena, CA
Marcie McVeigh
	Assistant Treasurer	Granahan Investment Management Inc.
Waltham, MA
Jake Schultz
	Secretary	Distributor
Destra Capital Investments LLC
	Ken Merritt	Bozeman, MT
Assistant Secretary
Custodian
UMB Bank, N.A.
Kansas City, MO

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, WI

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
Cleveland, OH

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your Shares of the Trust?

●	If your Shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2022 and 2023 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2022	$39,000
Fiscal year ended September 30, 2023	$39,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2022	None
Fiscal year ended September 30, 2023	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2022	$9,500
Fiscal year ended September 30, 2023	$9,500

(d) All Other Fees.

Fiscal year ended September 30, 2022	None
Fiscal year ended September 30, 2023	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/04/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/04/2023

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/04/2023